EXHIBIT 10.86

                  AMENDMENT NO. 1 TO WARRANT PURCHASE AGREEMENT


     THIS AMENDMENT NO. 1 TO WARRANT PURCHASE AGREEMENT is entered as of August 1, 2003 by and among Workflow Management, Inc., a Delaware corporation (the "Company") and each of the undersigned lending institutions (the
"Participants").

     WHEREAS, the Company and the Participants are parties to that certain Warrant Purchase Agreement dated as of January 15, 2003 (the "Agreement"), pursuant to which a Warrant (as defined in the Agreement) was issued by the Company to each Participant; and

     WHEREAS, in connection with certain loan modification transactions of even date herewith among the Company and the Participants, the parties desire to amend the Agreement in the manner hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   Amendments.

          1.1 Section 2.1 of the Agreement is hereby amended by changing the number 1,000,000 appearing therein to 2,400,000.

          1.2 The Schedule of Participants attached to the Agreement is hereby deleted and replaced with the Schedule of Participants attached hereto.

     2. No Other Changes. Except as amended by this Amendment No. 1, the Agreement shall remain in full force and effect as originally written.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

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     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to
Warrant Purchase Agreement as of the date first above written.


Company:
-------

WORKFLOW MANAGEMENT, INC.


By:  /s/ Workflow Management, Inc.
   -----------------------------------
Title:
      --------------------------------


Participants:
------------


FLEET NATIONAL BANK


By:  /s/ Fleet National Bank
   -----------------------------------
Title:
      --------------------------------


BANK ONE, N.A.


By:  /s/ Bank One
   -----------------------------------
Title:
      --------------------------------


BANK OF AMERICA


By:  /s/ Bank of America
   -----------------------------------
Title:
      --------------------------------


COMERICA BANK


By:  /s/ Comerica Bank
   -----------------------------------
Title:
      --------------------------------


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UNION BANK OF CALIFORNIA, N.A.


By:  /s/ Union Bank of California
   ---------------------------------------
Title:
      ------------------------------------


NATIONAL CITY BANK


By:  /s/ National City Bank
   ---------------------------------------
Title:
      ------------------------------------


CHEVY CHASE BANK, F.S.B.


By:  /s/ Chevy Chase Bank
   ---------------------------------------
Title:
      ------------------------------------


LASALLE BANK NATIONAL ASSOCIATION


By:  /s/ Lasalle Bank National Association
   ---------------------------------------
Title:
      ------------------------------------


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                            Schedule of Participants
                            ------------------------

                                          Maximum Aggregate
                                              Number of
     Participant Name                      Warrant Shares
     ---------------------------------    -----------------

1.   Fleet National Bank                            600,000

2.   Bank One, N.A.                                 420,000

3.   Comerica Bank                                  300,000

4.   Bank of America                                300,000

5.   Union Bank of California, N.A.                 300,000

6.   National City Bank                             180,000

7.   Chevy Chase Bank, F.S.B.                       120,000

8.   LaSalle Bank National Association              180,000


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